UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2006

ALICO, INC.
_________________________________________
(Exact Name of Registrant as Specified in Charter)

FLORIDA
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(State or Other Jurisdiction of Incorporation)
0-261
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(Commission File Number)
59-0906081
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IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
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(Address of Principal Executive Offices)

33975
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(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (!7 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
                          __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
                          __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

The purpose of this Current Report on Form 8-K is to report the filing of a Schedule 13D/A, by Atlantic Blue Trust, Inc. a Florida corporation (“ABT”) and Alico Holding LLC, a Nevada limited liability company (“Holding” and, together with ABT the “Reporting Persons”).

On May 18, 2006, the Reporting Persons filed a Schedule 13D/A amending and supplementing the Schedule 13D originally filed by the Reporting Persons with the Securities and Exchange Commission on March 2, 2004. The Schedule 13D was amended to reflect the Reporting Persons beneficial ownership of, directly or indirectly, an aggregate of 3,725,457 shares of the common stock, par value $1.00 per share (the “Common Stock”) of Alico, Inc., a Florida corporation (the “Registrant”), all of which are directly owned by Holding and which represent approximately 50.6% of the outstanding shares of Common Stock of the Registrant. Holding has been a control person of the Registrant since it acquired its initial block of Alico shares in March of 2004 as reported by the Registrant on Form 8-K filed February 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: May 30, 2006   By: /s/ JOHN R. ALEXANDER
                                                        John R. Alexander
                                                                        President and Chief Executive Officer